UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
______________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2026

LOCAL BOUNTI CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-40125	83-3686055
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
	490 Foley Lane
Hamilton	MT	59840
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (800) 640-4016

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.0001 per share	LOCL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 10, 2026, Local Bounti Corporation (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). As of the Annual Meeting record date of April 13, 2026, there were 22,795,198 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) outstanding and entitled to vote at the Annual Meeting, 87.35% of which were present via live webcast or by proxy at the Annual Meeting, constituting a quorum to conduct business.

At the Annual Meeting, stockholders voted on the following matters:

1.Stockholders elected two Class II directors to our Board to serve for three years and until their successors are elected and qualified or until their earlier resignation or removal, based on the following votes:

Nominee	Mark J. Nelson	Charles R. Schwab, Jr.
For	17,364,520	17,459,161
Withheld	107,508	12,867
Broker Non-Votes	2,440,540	2,440,540
2.Stockholders ratified the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the year ending December 31, 2026, based on the following votes:

For	19,563,968
Against	303,008
Abstain	45,592
Broker Non-Votes	0

3.Stockholders approved, for purposes of complying with the rules of the New York Stock Exchange, (i) the issuance of up to 7,882,861 shares of Common Stock upon the conversion of the convertible note issued to U.S. Bounti, LLC (“U.S. Bounti”) pursuant to the Convertible Note and Warrant Purchase Agreement, dated as of March 13, 2026, between the Company and U.S. Bounti (the “Purchase Agreement”), and (ii) the issuance of up to 5,500,000 shares of Common Stock underlying the common stock purchase warrant issued to U.S. Bounti pursuant to the Purchase Agreement, based on the following votes:

For	17,438,100
Against	31,910
Abstain	2,018
Broker Non-Votes	2,440,540

4.Stockholders approved the adjournment of the Annual Meeting, if deemed necessary or appropriate, to solicit additional proxies if there are not sufficient votes in favor of any of the foregoing proposals, based on the following votes:

For	19,603,312
Against	264,120
Abstain	45,136
Broker Non-Votes	0

SIGNATURE

Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Local Bounti Corporation

/s/ Kathleen Valiasek
Name: Kathleen Valiasek
Title: President and Chief Executive Officer
Date: June 12, 2026